Exhibit 10.16

CONFIDENTIAL

ASSURED PHARMACY, INC.

63.5 Units of up to
$800,1000 Principal Amount 16% Senior Convertible Debentures
And
Warrants to Purchase up to 762,000 Shares of Common Stock

_______________

SUBSCRIPTION
BOOKLET

_____________

TriPoint Global Equities, LLC

November 2011

This Subscription Booklet relates to the Offering (the “Offering”) of units of securities (the “Units”) of Assured Pharmacy, Inc., a Nevada corporation (the “Company”).  Each Unit consists of $12,600 principal amount of 16% Senior Convertible Debentures due May 31, 2013 (the “Debentures”), and a three year warrant (the “Warrant”) to purchase 12,000 shares of Common Stock at an exercise price of $1.512 per share (subject to adjustment as provided in the Warrant).  Units in the Offering are only available to Accredited Investors under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and to certain individuals outside the United States pursuant to Regulation S of the Securities Act and in compliance with applicable local law.

INSTRUCTION FOR COMPLETION OF SUBSCRIPTION BOOKLET

This subscription booklet contains your Subscription Agreement and other documents that, if you wish to invest in Units, must be executed and returned to Mark Elenowitz at TriPoint Global Equities, LLC via mail: 17 State Street, Suite 2000, New York, NY 10004; Fax: +1 212 202 6380; or email: mark@tripointglobalequities.com.  TriPoint Global Equities, LLC is acting as Placement Agent. You should consult with an attorney, accountant, investment adviser or other adviser regarding an investment in the Company and its suitability for you.  All subscription documents must be completed correctly and thoroughly or they will not be accepted.  If you wish to invest, please complete, sign and return the documents included herein in accordance with the instructions below.

If you decide to invest in the Units, please follow these instructions.

Action Item		Completed

Review Offering Documentation “Transaction Documents”)	☐ Please read the enclosed agreements, and forms relating	☐
o Form of Securities Purchase Agreement
o Form of the Debentures
o Form of Warrant to Purchase Common Stock
o Form of Subsidiary Guaranty
o Form of Brokington Subordination Agreement
o Form of Closing Escrow Agreement
o Form of Prior Debenture holders Consent

Wire and Subscription Procedures (Pages 5-6)	☐ Please review these instructions relating to:	☐
☐ Making payments for your investment in the Units via check or wire transfer
o Mailing your signature pages

Section I Important Notices and Certifications (Pages 7-10)	o Please read these notices and certifications in connection with your subscription for Units	☐
o You will be deemed to have agreed to these items in connection with your Subscription Agreement

Section II Subscription Registration (Pages 11-12)	o Name, address and social security number/taxpayer ID information must be provided	☐
o Units will be issued in the name set forth in this Section and delivered to the address set forth in this Section
o If two people are subscribing jointly, both people must provide their names and social security numbers
o A telephone number must also be provided

INSTRUCTIONS FOR COMPLETION OF SUBSCRIPTION BOOKLET
(Continued)

Action Item		Completed

Section III ccredited Investor Questionnaire (Pages 13-14)	o Accredited Investor Questionnaire to be completed by investors within the United States	☐

Section IV Accredited Investor Income Statement (Page 15)	o Accredited Investor Income Statement for Accredited Investors relying on the income standard for Accredited Investor status in Section IV	☐

Section V Patriot Act Information (Pages 16-17)	o The United States Patriot Act requires us to collect certain information on the sources of funds	☐
o Please complete Part 1 of this Section V, complete Part 2 of Section V, and add the documents requested in Part 3 of this Section V only if funds did not come from an approved country (United States is approved)

Section VI Investor Notice and Questionnaire (Pages 18-19)
o This notice and questionnaire must also be completed by you, and will be used to determine if additional disclosure regarding you and your investment in the Company needs to be made in connection with the registration of the securities  underlying the Units.
☐

INSTRUCTIONS FOR COMPLETION OF SUBSCRIPTION BOOKLET
(Continued)

Action Item		Completed

Section VII Signatures (Pages 20-23)	ALL INVESTORS MUST COMPLETE AND RETURN ALL OF THE FOLLOWING DOCUMENTS TO PARTICIPATE IN THE OFFERING:	☐

	o Please sign the Signature Page to the Subscription Agreement attached hereto	☐

	o Please sign the Signature Page to the Securities Purchase Agreement as is appropriate for you.	☐

o There is a different counterpart signatures page for (1) each investor who is an entity and relying on Accredited Investor status, and (2) each investor who is an individual and relying on Accredited Investor status.  Please sign only one of the two counterpart signature pages that is appropriate for you.
☐

	o Please sign the Signature Page to the Appointment Letter which is included in the Securities Purchase Agreement.	☐

ASSURED PHARMACY, INC.
Wire and Subscription Procedures

The minimum investment that can be made by any subscriber is $25,200; however, an investment of less that $25,200 may be accepted, at the sole discretion of us and the Placement Agent.  Any prospective investor who decides to purchase Unites should deliver the following items:

1.           A check or certified funds payable to the order of “Wilmington Trust, N.A., as escrow agent for Assured Pharmacy, Inc.” in an amount equal to the total subscription price, should be delivered to

Wilmington Trust Company Capital
Markets and Agency Division Institutional
Custody and Escrow Services
1100 N. Market Street
Wilmington, DE  19890
Phone:  302.636.6439
Attn:  Patrick J. Donahue

Or

2.           A wire transfer of immediately available funds to the following account maintained at Wilmington Trust, N.A.

Wilmington Trust, N.A.
ABA #:
Account #
Account Name: Assured Pharmacy, Inc. TriPoint Escrow
Attn:  Patrick J. Donahue

ASSURED PHARMACY, INC.
Wire and Subscription Procedures
(continued)

3.           Copies of the following documents shall be delivered to the Placement Agent:

TriPoint Global Equities, LLC
17 State Street
Suite 2000
New York, NY 100094
Attention:  Mark Elenowitz
Fax No.: 212.202.6380
Email:  mark@tripointglobalequities.com or htwlaw.com (counsel to the Placement Agent)

(i)           Executed signature page to the Subscription Agreement
(ii)          Executed signature page to the Securities Purchase Agreement;
(iii)         Executed signature page to the Appointment Letter (Appointing TriPoint
               Global Equities, LLC to act as Purchasers Representative in Securities Escrow Agreement);
(iv)         Completed Subscription Booklet; and,
(v)          A clear copy of subscriber’s passport or valid form of government issued identification.

The purchase price per Unit is exclusive of any costs incurred b an investor for legal, tax accounting or financial advice, including fees paid to his, her or its purchaser representative, if any.

The Securities Purchase Agreement will be irrevocable by the prospective investor and, unless the subscription is rejected or the Offering is withdrawn, the subscriber will become an investor in this Offering.  We or the Placement Agent may reject subscriptions for failure to conform to the requirements of the Offering, insufficient documentation, oversubscription of the Offering or any such other reason, whatsoever as we and the Placement Agent, in its sole discretion, may determine.

SECTION I
IMPORTANT NOTICES AND CERTIFICATIONS

Notices

o	Your Subscription Agreement is comprised of Section I through IX of this Subscription Booklet and your signature page thereto is included as Section X of this Subscription Booklet.
o
You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so a determination can be made as to whether or not you (it) are qualified to purchase securities under applicable federal and state securities laws.

o
Your answers to the questions contained herein must be true and correct in all respects, and a  false  representation  by  you  may  constitute  a  violation  of  law  for which  a  claim  for damages may be made against you.

o
Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement (and  any  completed  questionnaires  and  related  information  submitted  by  you  in  connection therewith) to such parties as they may deem appropriate in order to make certain that the offer and sale of the Units will not result in a violation of the Securities Act of 1933, as  amended (the “Securities Act”), or of the securities laws of any state or of any other jurisdiction.

o	This Subscription Agreement does not constitute an offer to sell or a solicitation of an offer to buy Units or any other security.
o
All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please state  so.  Please  print  or  type  your  answers  to  all  questions  and  attach  additional  sheets  if necessary to complete your answers to any item. Please initial any correction.

INDIVIDUAL SUBSCRIBERS:

o
If  the  Units subscribed for  are to  be  owned  by more than one person,  you  and  the  other co-subscriber must each complete a separate Subscription Agreement (except if  the co- subscriber is your spouse) and sign the Signature Page to this Subscription Agreement and the appropriate Signature Page to the Securities Purchase Agreement included as Section X. If your spouse is a co-subscriber, you must indicate his or her  name and social security number.

Certifications

o
I understand that investment in the Units is an illiquid investment. In particular, I recognize that: (i) I must bear the economic risk of investment in the Units for an indefinite period of time, since the Units have not been registered under the Securities Act and therefore cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained (if requested by the Company); and (ii) no established market will exist and it is possible that no public market for the Units, or any part thereof or any security underlying any part thereof, will  develop.  I  consent  to  the  affixing  by  the  Company  of  such  legends  on  certificates representing the Units (or any part thereof) as any applicable federal or state securities law or any securities law of any other applicable jurisdiction may require from time to time.

SECTION I
IMPORTANT NOTICES AND CERTIFICATIONS
(continued)

o
I represent and warrant to the Company that: (i) The financial information provided in this Subscription Agreement is complete, true and correct in all material respects; (ii) I and my Investment Managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of Units; (iii) I and my Investment Managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in the Commission Documents and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the offering and sale of the Units and anything set forth in the Commission Documents; (iv) neither I nor my Investment Managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the Transaction Documents, and the Agreements referenced therein; (v) I and my Investment Managers, if any, have  excellent  investment  knowledge;  and  (vi)  I  am  acquiring  the  Units  for  which  I  am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Units.

o
I represent that my investment objective is speculative in that I seek the maximum total return through an investment in a broad spectrum of securities, which involves a higher degree of risk than other investment styles and therefore my risk exposure is also speculative.

o	I understand that the purchase price per Unit is exclusive of any costs incurred by me for legal, tax, accounting or financial advice, including fees paid to my purchaser representative, if any.

o
The undersigned,  if  a  corporation,  partnership, trust or  other form of  business  entity,  (i)  is authorized and otherwise duly qualified to purchase and hold the Units, (ii) has obtained such additional tax and other advice that it has deemed necessary, (iii) has its principal place of business at its residence address set forth in this Subscription Agreement, and (iv) has not been formed for the specific purpose of acquiring the Units (although this may not necessarily disqualify the subscriber as a purchaser). The persons executing the Subscription Agreement, as well as all other Agreements related to the Offering, represent that they are duly authorized to execute all such Agreements on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.)

o
All of the information which I have furnished to the Company and which is set forth in the Subscription Agreement is correct and complete in all material respects as of the date of the Subscription Agreement. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the Offering described in the Securities Purchase Agreement and the other documents and agreements related thereto. I am the only person with a direct or indirect interest in the Units subscribed for by this Subscription Agreement. I agree to indemnify and hold harmless the Company and its officers, directors and affiliates  from  and  against  all  damages,  losses,  costs  and  expenses  (including  reasonable attorneys' fees) that they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement or by reason of any breach of the representations and warranties made by the undersigned herein or in any Agreement provided by the undersigned to the Company. This subscription is not transferable or assignable by me without the written consent of the Company. If more than one person is executing this Agreement, the obligations of each shall be joint and several and the representations and warranties contained in this Subscription Agreement shall be deemed to be made by, and be binding upon, each of these  persons and his or her heirs, executors,  administrators, successors and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors and assigns. This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of the State of New York.

SECTION I
IMPORTANT NOTICES AND CERTIFICATIONS
(continued)

o
Under penalties of perjury, I certify that (1) my taxpayer identification number shown in this Subscription Agreement is correct and (2) I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (2) in the sentence directly above.)

o
The acceptance of my application together with the appropriate remittance will not breach any applicable money laundering rules and regulations and I undertake to provide verification of my identity reasonably satisfactory (on a confidential basis) to the Company promptly on request. I acknowledge that due to money laundering requirements operating within their respective jurisdictions, the Company may require further identification of me/us before applications can be processed. The Company shall be held harmless and indemnified by me against any loss arising from the failure to process this application if such information as has been reasonably required from me has not been provided by me.

o
I understand that the Subscription Agreement and the Securities Purchase Agreement relating to the Offering will be irrevocable, and unless the subscription is rejected or withdrawn, I will become an investor in this Offering.  I understand that the Company or the Placement Agent may reject subscriptions for failure to conform to the requirements of the Offering, insufficient documentation, oversubscription of the Offering, or any other reason whatsoever, as the Company and the Placement Agent, in their sole discretion, may determine.

SECTION II
SUBSCRIBER REGISTRATION

1.           Type of Account (please check one):

Individual Account	_______

Joint Account	_______

If no box below is checked, we will issue the securities as JTWROS

Joint Tenant with Right of Survivorship (“JTWROS”)______
Tenants in Common                                                                ______
Tenants by the Entirety                                                          ______
Community Property                                                               ______

Pension or Profit Sharing                    _______

IRA                                                         _______

Corporation, Partnership
Trust, Association or
Other Entity                                           _______

2.           Subscriber Information:

Name of Applicant, Custodian, Corporation,
Trust or Beneficiary                                                           ________________________________________________
Male or Female                                                                    ________________________________________________
Date of Birth                                                                   ________________________________________________
Soc..Sec./Tax ID#                                                                ________________________________________________
Please check here if this Soc. Sec/Tax ID# is
Responsible for taxes.  We will report this
Number to the IRS.                                                              ________________________________________________

Name of Joint Tenant or Trustee
(if Applicable)                                                                      ________________________________________________
Male or Female                                                                     ________________________________________________
Date of Birth                                                                         ________________________________________________
Soc..Sec./Tax ID#                                                                ________________________________________________
Please check here if this Soc. Sec/Tax ID# is
Responsible for taxes.  We will report this
Number to the IRS.                                                              ________________________________________________

Name of Additional Trustee (if applicable)                     ________________________________________________

3.           Marital Status:                                                     ________________________________________________

SECTION II
SUBSCRIBER REGISTRATION
(continued)

4.           Investment Amount:

Number of Units                                __________

Investment Amount (Number of Units x $2,600)   $________________

5.           Contact Information (This address will be used for mailing unless you indicate otherwise):

INDIVIDUAL CONTACT INFORMATION:

_______________________________________________________________________
Street Address                                                                Unit #

_______________________________________________________________________
City, State                                                                        Zip Code

_______________________________________________________________________
Home Phone Number (with area code)

_______________________________________________________________________
Fax Number (with area code)

_______________________________________________________________________
Email Address

6.  Type of Government Issued Identification submitted as required under “Wire and Subscription Procedures” (See page 6, number 3, subclause (iv)):

_______________________________________________________________________
Type of Government Issued Identification

_______________________________________________________________________
Place of Issuance

_______________________________________________________________________
Identification Number

SECITON III
ACCREDITED INVESTOR QUESTIONNAIRE

To be an Accredited Investor, you must meet one of the following tests. Please check the appropriate spaces below.

A.  Individual Accounts

I certify that I am an “accredited investor” because:

1.  _________    I had an individual income of more than $200,000 in each of the two most calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (Note:  Section IV, Accredited Investor Income Statement, on Page 17 must be completed if you check this option); OR,

2.  _________   I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding home and personal property).

For purposes of this Subscription Agreement, “individual income” means “adjusted gross  income”  as  reported  for  Federal  income  tax  purposes,  exclusive  of  any income attributable to a spouse or to property owned by a spouse:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Subscription Agreement, “joint income” means, “adjusted gross income,” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts:  (i) the amount of any interest income received which is tax- exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of the Subscription Agreement, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

SECITON III
ACCREDITED INVESTOR QUESTIONNAIRE
(continued)

2.           Investment Experience and Net Worth

If you checked (a) above, the following information is to be provided by the individual making the investment decision.

(a)           Business or professional education (school, dates of attendance, degrees):

(b)           Details of any training or experience in financial, business or tax matters not disclosed in Item 1 immediately above:

(c)           Please circle an option below to indicate the frequency of your investments in marketable securities (i.e., securities trading on the public markets):

Often                      Occasionally                                Seldom                                Never

(d)           Please state the approximate number and total dollar amount of your prior investments in restricted securities (e.g., private placements):

Total number   ___________________      Total Amount Invested:  $__________________

(e)           My current net worth, after making this investment and exclusive of homes, furnishing, and automobiles is $____________________

SECTION IV
ACCREDITED INVESTOR INCOME STATEMENT
(round off to the nearest $5,000)

If you are an Accredited Investor relying on the income standard (you are relying on the income standard if you checked Section III(A)(1) in the Accredited Investor Questionnaire on page 14 above), please complete this Section IV.

Please specify the amount of your income (as defined on page 14 above) in calendar years 2009and 2010 and your projected income for 2011:

2009           $_________________

2010           $_________________

2011           $_________________  (projected)

Please describe type of income:
Individual            _____
Joint                      _____
Trust                     _____
Beneficiary           _____
Shareholder          _____
Partner                   _____

Current occupation:        ________________________________________________________

Name of employer:          ________________________________________________________

Position or Title:             ________________________________________________________

Phone Number:               ________________________________________________________

Former employment (if current employment is less than five years):

Name of employer:          ________________________________________________________

Position or Title:             ________________________________________________________

Period Employed:           ________________________________________________________

SECTION V
PATIORT ACT INFORMATION

The Patriot Act requires us to obtain the following information from you to detect and prevent the misuse of the world financial system.

1.
The Company is required to verify the source of funds.  Summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so please specify type of business), investment income, savings, etc).

Source of Funds:

2.	In the space provided below, please provide details of where monies were transferred from to the Company in relation to your subscription for the Units.

COUNTRY	NAME OF BANK/FINANCIAL INSTITUTION	CONTACT NAME/PHONE NUMBER AT BANK/FINANCIAL INSTITUTION	NAME OF ACCOUNTHOLDER	ACCOUNT NUMBER

If the country from which the monies were transferred appears in the Approved Country List below,  please go to Section VIII.  If the country does not appear, please go to number 3.

Approved Country List

Argentina	Germany	Liechtenstein	Spain
Australia	Gibralter	Luxembourg	Switzerland
Bermuda	Guernsey	Mexico	Turkey
Belgium	Hong Kong	Netherlands	United Kingdom
Brazil	Iceland	New Zealand	United States
British Virgin Islands	Ireland	Norway	Canada
Isle of Man	Panama	Denmark	Italy
Portugal	Finland	Japan	Singapore
France	Jersey	Sweden

3.           If subscription  monies were transferred to the Company from any country other than on the “Approved Country List” (see above), please provide the following documentation to the Company (All copies should be in English and certified as being “true and correct copies of the original” by a notary public of the jurisdiction of which you are a resident).

(a)           For Individuals:

(i)	A clear copy of individual’s passport or valid form of government issued identification (e.g. driver’s license) providing evidence of name, signature, date of birth and photographic identification;

(ii)	evidence of permanent address; and

(iii)	Where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years.

SECTION VI
INVESTOR NOTICE AND QUESTIONNAIRE

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

1.           Name

(a)           Please provide the full legal name of the investor in the Units:

(b)	Please provide the legal name of the registered holder of the Debentures and the Warrants comprising the Units (if not the same as (a) above):

(c)
Please provide the full legal name of the natural control person (Which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this questionnaire):

2.           Beneficial Ownership of Company Securities

Please list all securities of the Company (pother than the Units for which you are subscribing) that you own:

Number of Securities	Type of Company Securities (e.g., shares of Common Stock)

3.           Broker-Dealer Status:

(a)           Are you a broker-dealer?              Yes        ☐              No      ☐

Note:	If yes, the staff of the Securities and Exchange Commission has indicated that you should be identified as an underwriter in the Registration Statement.

(b)
If you are an affiliate of a broker-dealer, do you certify that you bought the Units in the ordinary course of business, and at the time of the purchase of the Units (the securities underlying which will be registrable under the Registration Rights Agreement (the “Registrable Securities”), you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Note:
If your response to the foregoing question is “No”, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement relating to the Registrable Securities.

SECTION VI
INVESTOR NOTICE AND QUESTIONNAIRE
(continued)

4.           Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company  (or its predecessors or affiliates) during the past three years.

State any exceptions here:

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:   _________________________________       Investor:        ____________________________________________

                                                                                                  Sign Name:
                                                                                                      Print Name:
                                                                                                      Print Title if singing on behalf of a company:

SECTION VII
SIGNATURES

SIGNATURE PAGES TO THE BELOWA GREEMENTS FOLLOW:

	SUBSCRIPTION AGREEMENT

o	Please Date, Print Name and Sign;
o	Fill in Investment Authorization and Signing Capacity if applicable

	SECURITIES PURCHASE AGREEMENT (Please sign 2 signature page)

o	Appointment Letter - Exhibit M to the Securities Purchase Agreement

The Subscription Agreement contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page.

BY SIGNING, I ACKNOWLEDGE THAT I HAVE CAREFULLY REVIEWED THE TRANSACTION DOCUMENTS RELATED TO THIS INVESTMENT AND AM BOUND BY THE TERMS OF THE TRANSACTION DOCUMENTS AND THIS SUBSCRIPTION AGREEMENT.

Dated:__________________________

Print name of individual subscriber, custodian, corporation, person, trustee	Signature of individual subscriber, authorized person, authorized trustee

Print name of co-subscriber, authorized person, co-trustee if required by trust instrument	Signature of co-subscriber, authorized person, co-trustee if required by trust instrument

COUNTERPART SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT
(FOR ISSUANCES TO AN INDIVIDUAL PURSUANT OT SECTION 4(2) OF THE SECURITIES ACT)

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in  and agrees to be bound by the terms and conditions of the Securities Purchase Agreement, dated as of [  ] ____, 2011 by and among ASSURED PHARMACY, INC. and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Securities Purchase Agreement or counterparts thereof and for his or her name, address and number of Units purchased to be added to Exhibit A of the Securities Purchase Agreement.

______________________________________
Name

_________________________________________
PRINT EXACT NAME IN WHICH YOU WANT
THE SECURITIES TO BE REGISTERED

Attn:                   ____________________________________________

Address:            ____________________________________________

Phone No.          ____________________________________________

Facsimile No.     ____________________________________________

EXHIBIT M
APPOINTMENT LETTER

The purpose of this letter is to reduce to writing the appointment of TriPoint Global Equities LLC (“TPGE”) as representative to the Purchasers whose names are set for on Exhibit A (the “Purchasers”) hereto in connection with the following items;

1)	Enter into Securities Escrow Agreement in substantially form of Exhibit E (The “Securities Escrow Agreement”) with Wilmington Trust, N.A. and the Company on behalf of the Purchasers;

2)
Receive from the Company audited financial statements as at December 31, 2010 and for the fiscal year then ended and the unaudited financial statements as at September 30, 2011 and for the nine months then ended, all prepared in accordance with US GAAP.

3)	Any other responsibility imposed on TPGE as the Purchaser Representative in the Securities Escrow Agreement.

The undersigned agrees and understands that TPGE is providing the services referred to in items (1)-(3) listed above for no additional cash compensation.  The undersigned hereby agrees that TPGE may expressly rely on the unaudited financial statements of the Company, without further review or investigation.  The undersigned hereby further agrees that in order to induce TPGE to act in such capacity and as consideration for TPGE providing such service that, in the absence of gross negligence or willful misconduct on the part of TPGE, the undersigned hereby agrees to release and indemnify, defend and hold harmless TPGE (including its principals, officers, directors, affiliates, agents and assigns) from and against any liability whatsoever for its role as Purchaser Representative as set forth herein and in the Securities Escrow Agreement.

Accepted and Agreed to, this ___day of _________2011:

___________________________________

___________________________________
Print Name of Purchaser:
Date: